3rd Quarter 2024 Earnings Release Supplemental Information 1 0 . 2 4 . 2 4

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words "believe," "expect," "anticipate," "project," "estimate," "budget," "continue," "could," "intend," "may," "plan," "potential," "predict," "seek," "should," "will," "would," "objective," "forecast," "goal," "guidance," "outlook," "effort," "target," and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this presentation are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. Other risks and uncertainties include, but are not limited to: the occurrence of any event, change, or other circumstance that could give rise to the termination of the Transaction; the possibility that various closing conditions associated with the Transaction may not be satisfied or waived; the possibility of a failure to obtain, delays in obtaining or adverse conditions contained in regulatory or other required approvals; unanticipated difficulties or expenditures relating to the Transaction; legal proceedings that may be instituted against Knowles and others following announcement of the Transaction; disruptions of current plans and operations caused by the announcement and pendency of the Transaction; potential difficulties in employee retention as a result of the announcement and pendency of the Transaction; the response of customers, distributors, suppliers and competitors to the announcement of the Transaction; incurrence of additional impairment charges and a significant charge to earnings due to future events or factors, such as the Company’s inability to realize expected synergies from its acquisitions; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability, including due to inflation, rising interest rates, negative impacts caused by pandemics and public health crises, or the impacts of geopolitical uncertainties; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber-attack, cyber breach, theft, or other unauthorized access; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long-lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, adjusted earnings before interest, taxes, depreciation, and amortization; adjusted earnings before interest, taxes, depreciation, and amortization margin; non-GAAP gross profit margin, non-GAAP diluted earnings per share, non-GAAP operating expense; free cash flow; and free cash flow margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

Q3 2024 YEAR-OVER-YEAR

knowles

Third Quarter Results at or above expectations

- Revenue is at the high end of our guided range, growing 32% driven by Cornell and 4% by organic growth.
- Non-GAAP Diluted EPS was at the mid-point of our guided range; growing 30% from the previous year.
- Cash from operating activities exceeded the high end of the guided range.


Revenue ($M)
108.1
142.5
+ 31.8%
3Q23
3Q24
Non-GAAP Diluted EPS* ($)
0.20
0.26
+30.0%
3Q23
3Q24
Net Cash Provided by Operating Activities ($M)
39.9
52.8
+32.3%
3Q23
3Q24

Financial measures depicted on this slide (other than net cash provided by operating activities) are for continuing operations, thereby excluding the results of our Consumer MEMS Microphones reporting business as a definitive agreement for its sale was signed on September 18, 2024.

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation

3

Q3 2024 SEGMENT PERFORMANCE



MedTech & Specialty Audio

- Revenue grew 10% year over year on higher demand in both hearing health and specialty audio.
- Adjusted EBITDA margins improved 60 bps driven by operating leverage.
- Our strong margins and growth are attributed to our continued operational excellence, new product adoption, cutting edge technology, and strong end markets.


Revenue
($M)
57.9
63.7
+10.0%
3Q23
3Q24


Adjusted EBITDA Margin*
(%)
43.5
44.1
+60
bps
3Q23
3Q24

Financial measures depicted on this slide are for continuing operations, thereby excluding the results of our Consumer MEMS Microphones reporting business as a definitive agreement for its sale was signed on September 18, 2024.

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation

4

Q3 2024 SEGMENT PERFORMANCE


knowles

Precision Devices

- Revenue grew 57% year over year driven by the acquisition of Cornell.
- Adjusted EBITDA margins improved 60 bps driven by operating leverage.
- A strong pipeline of new opportunities positions us well for growth as markets recover in 2025.
- Continued focus on margin expansion in both Cornell and the legacy business through productivity, capacity utilization, and pricing.


Revenue
($M)
50.2
78.8
+57.0%
3Q23
3Q24


Adjusted EBITDA Margin*
(%)
23.1
23.7
+60
bps
3Q23
3Q24

Financial measures depicted on this slide are for continuing operations, thereby excluding the results of our Consumer MEMS Microphones reporting business as a definitive agreement for its sale was signed on September 18, 2024.

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation

5

Q3 2024 PERFORMANCE

knowles

High reliability.
High performance.
High margins.

- The sale of the Consumer MEMS Microphone business is an important step in our evolution to a leading industrial technology company.
- Our continuing operations quarterly results highlight our expanded margin profile as we continue to focus on more attractive growth markets in the MedTech, Defense, Electrification and Industrial spaces.
- Well positioned to drive shareholder value with higher organic growth in earnings and revenue.
- Investor Forum anticipated in the first quarter of 2025.

24.6%
Adjusted EBITDA Margin*

45.5%
Non-GAAP Gross Profit Margin*

21.1%
Adjusted EBIT Margin*

Financial measures depicted on this slide are for continuing operations, thereby excluding the results of our Consumer MEMS Microphones reporting business as a definitive agreement for its sale was signed on September 18, 2024.

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation

6

7 Q4 2024 GAAP results are expected to include approximately $0.06 per share in stock-based compensation, $0.04 per share in amortization of intangibles, and $0.03 per share for differences related to the GAAP effective tax rate and $0.01 per share in acquisition-related costs. These items are excluded from non-GAAP results. O U T L O O K Q4 2024 Guidance GAAP Adjustments Non-GAAP Revenues from continuing operations $141 to $151 million $— $141 to $151 million Diluted earnings per share from continuing operations $0.12 to $0.16 $0.14 $0.26 to $0.30 Net cash provided by operating activities $30 to $40 million $— $30 to $40 million

8 Appendix

knowles

(continuing operations, in millions, except per share amounts)	Quarter Ended September 30, 2024		Quarter Ended September 30, 2023	
Revenues	**$**	**142.5**	**$**	**108.1**
Gross profit	**$**	**62.9**	**$**	**50.4**
Gross profit margin		*44.1 %*		*46.6 %*
Stock-based compensation expense		0.3		0.3
Restructuring charges		0.1		0.2
Production transfer costs (1)		1.3		—
Acquisition-related costs (2)		0.2		—
Non-GAAP gross profit	**$**	**64.8**	**$**	**50.9**
Non-GAAP gross profit margin		*45.5 %*		*47.1 %*
Operating expenses	**$**	**44.2**	**$**	**39.0**
Stock-based compensation expense		(5.5)		(5.4)
Intangibles amortization expense		(4.2)		(1.5)
Restructuring charges		(0.1)		(1.5)
Production transfer costs (1)		(0.1)		—
Acquisition-related costs (2)		(1.1)		(3.0)
Other (3)		(0.3)		(0.8)
Non-GAAP operating expenses	**$**	**32.9**	**$**	**26.8**
Non-GAAP operating expenses margin		*23.1 %*		*24.8 %*
Net earnings	**$**	**9.2**	**$**	**15.2**
Interest expense, net		**3.9**		**0.6**
Provision for (benefit from) income taxes		**3.0**		**(3.9)**
Earnings before interest and income taxes		**16.1**		**11.9**
Earnings before interest and income taxes margin		*11.3 %*		*11.0 %*
Stock-based compensation expense		5.8		5.7
Intangibles amortization expense		4.2		1.5
Restructuring charges		0.2		1.7
Production transfer costs (1)		1.4		—
Acquisition-related costs (2)		1.3		3.0
Other (3)		1.0		0.8
Adjusted earnings before interest and income taxes	**$**	**30.0**	**$**	**24.6**
Adjusted earnings before interest and income taxes margin		*21.1 %*		*22.8 %*

Notes

1. Production transfer costs represent duplicate costs incurred to migrate manufacturing to facilities primarily within the United States. These amounts are included in the corresponding Gross profit and Earnings from continuing operations before interest and income taxes for each period presented.
2. These expenses are related to the acquisition of Cornell Dubilier by the Precision Devices segment. These expenses include ongoing costs to facilitate integration, the amortization of fair value adjustments to inventory, and costs incurred by the Company to carry out this transaction.
3. Other expenses include non-recurring professional service fees related to the execution of various reorganization projects, foreign currency exchange rate impacts on restructuring balances, and the ongoing net lease cost (income) related to facilities not used in operations.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

9

knowles

(continuing operations, in millions, except per share amounts)	Quarter Ended September 30, 2024	2023
Net earnings	$ 9.2	$ 15.2
Interest expense, net	3.9	0.6
Provision for (benefit from) income taxes	3.0	(3.9)
Earnings before interest and income taxes	$ 16.1	$ 11.9
Non-GAAP reconciling adjustments [4]	13.9	12.7
Depreciation expense	5.0	4.5
Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA")	$ 35.0	$ 29.1
Adjusted EBITDA margin	*24.6 %*	*26.9 %*
Net earnings	$ 9.2	$ 15.2
Non-GAAP reconciling adjustments [4]	13.9	12.7
Income tax effects of non-GAAP reconciling adjustments [5]	(1.1)	9.1
Non-GAAP net earnings	$ 24.2	$ 18.8
Diluted earnings per share	$ 0.10	$ 0.17
Earnings per share non-GAAP reconciling adjustment [4][5]	0.16	0.03
Non-GAAP diluted earnings per share	$ 0.26	$ 0.20
Diluted average shares outstanding	89.7	91.4
Non-GAAP adjustment [6]	2.6	2.6
Non-GAAP diluted average shares outstanding [6]	92.3	94.0

Notes

4. The non-GAAP reconciling adjustments are those adjustments made to reconcile Earnings from continuing operations before interest and income taxes to Adjusted earnings before interest and income taxes.
5. Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments.
6. The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
10

knowles

(continuing operations, in millions)	PRECISION DEVICES Quarter Ended					MEDTECH & SPECIALTY AUDIO Quarter Ended				
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues	$ 78.8	$ 74.1	$ 74.3	$ 69.7	$ 50.2	$ 63.7	$ 61.1	$ 59.0	$ 69.5	$ 57.9
Gross profit	$ 29.8	$ 25.8	$ 22.9	$ 22.5	$ 20.0	$ 33.7	$ 32.5	$ 31.3	$ 36.5	$ 31.0
Gross profit margin	37.8%	34.8%	30.8%	32.3%	39.8%	52.9 %	53.2 %	53.1%	52.5%	53.5%
Stock-based compensation expense	0.1	0.2	0.2	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Restructuring charges	0.1	0.3	1.0	0.9	0.2	—	—	—	—	—
Production transfer costs	1.3	0.7	0.8	0.4	—	—	—	—	—	—
Acquisition-related costs	0.2	0.6	1.4	0.8	—	—	—	—	—	—
Other	—	—	0.5	—	—	—	—	—	—	—
Non-GAAP gross profit	$ 31.5	$ 27.6	$ 26.8	$ 24.7	$ 20.3	$ 33.8	$ 32.6	$ 31.4	$ 36.6	$ 31.1
Non-GAAP gross profit margin	40.0%	37.2%	36.1%	35.4%	40.4%	53.1 %	53.4 %	53.2%	52.7%	53.7%
Research and development expenses	$ 5.2	$ 4.7	$ 4.7	$ 4.0	$ 3.1	$ 5.0	$ 4.8	$ 4.7	$ 4.3	$ 4.8
Research and development expenses margin	6.6%	6.3%	6.3%	5.7%	6.2%	7.8 %	7.9 %	8.0%	6.2%	8.3%
Stock-based compensation expense	(0.2)	(0.1)	(0.1)	(0.1)	(0.2)	(0.4)	(0.4)	(0.4)	(0.3)	(0.3)
Intangibles amortization expense	(0.6)	(0.6)	(0.6)	(0.6)	(0.1)	—	—	—	—	—
Acquisition-related costs	(0.1)	(0.1)	(0.3)	—	—	—	—	—	—	—
Non-GAAP research and development expenses	$ 4.3	$ 3.9	$ 3.7	$ 3.3	$ 2.8	$ 4.6	$ 4.4	$ 4.3	$ 4.0	$ 4.5
Non-GAAP research and development expenses margin	5.5%	5.3%	5.0%	4.7%	5.6%	7.2 %	7.2 %	7.3%	5.8%	7.8%
Selling and administrative expenses	$ 16.1	$ 17.0	$ 18.7	$ 14.8	$ 9.6	$ 3.7	$ 3.6	$ 3.8	$ 3.3	$ 3.9
Selling and administrative expenses margin	20.4%	22.9%	25.2%	21.2%	19.1%	5.8 %	5.9 %	6.4%	4.7%	6.7%
Stock-based compensation expense	(0.4)	(0.4)	0.2	(0.5)	(0.5)	(0.6)	(0.5)	(0.5)	(0.5)	(0.5)
Intangibles amortization expense	(3.6)	(3.6)	(3.8)	(2.6)	(1.4)	—	—	—	—	—
Production transfer costs	(0.1)	(0.1)	—	—	—	—	—	—	—	—
Acquisition-related costs	(0.9)	(1.0)	(1.9)	(0.8)	—	—	—	—	—	—
Non-GAAP selling and administrative expenses	$ 11.1	$ 11.9	$ 13.2	$ 10.9	$ 7.7	$ 3.1	$ 3.1	$ 3.3	$ 2.8	$ 3.4
Non-GAAP selling and administrative expenses margin	14.1%	16.1%	17.8%	15.6%	15.3%	4.9 %	5.1 %	5.6%	4.0%	5.9%
Operating expenses	$ 21.4	$ 21.6	$ 24.9	$ 19.1	$ 13.8	$ 8.7	$ 8.4	$ 8.5	$ 7.6	$ 8.7
Operating expenses margin	27.2%	29.1%	33.5%	27.4%	27.5%	13.7 %	13.7 %	14.4%	10.9%	15.0%
Stock-based compensation expense	(0.6)	(0.5)	0.1	(0.6)	(0.7)	(1.0)	(0.9)	(0.9)	(0.8)	(0.8)
Intangibles amortization expense	(4.2)	(4.2)	(4.4)	(3.2)	(1.5)	—	—	—	—	—
Restructuring charges	(0.1)	0.1	(1.5)	(0.3)	(1.1)	—	—	—	—	—
Production transfer costs	(0.1)	(0.1)	—	—	—	—	—	—	—	—
Acquisition-related costs	(1.0)	(1.1)	(2.2)	(0.8)	—	—	—	—	—	—
Non-GAAP operating expenses	$ 15.4	$ 15.8	$ 16.9	$ 14.2	$ 10.5	$ 7.7	$ 7.5	$ 7.6	$ 6.8	$ 7.9
Non-GAAP operating expenses margin	19.5%	21.3%	22.7%	20.4%	20.9%	12.1 %	12.3 %	12.9%	9.8%	13.6%

HISTORICAL SEGMENT DATA

11

HISTORICAL SEGMENT DATA

knowles

(continuing operations, in millions)	PRECISION DEVICES Quarter Ended September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	MEDTECH & SPECIALTY AUDIO Quarter Ended September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Revenues	$ 78.8	$ 74.1	$ 74.3	$ 69.7	$ 50.2	$ 63.7	$ 61.1	$ 59.0	$ 69.5	$ 57.9
Operating earnings (loss)	$ 8.4	$ 4.2	$ (2.0)	$ 3.4	$ 6.2	$ 25.0	$ 24.1	$ 22.8	$ 28.9	$ 22.3
Other expense, net	—	—	0.1	—	0.1	—	—	—	—	—
Earnings (loss) before interest and income taxes	$ 8.4	$ 4.2	$ (2.1)	$ 3.4	$ 6.1	$ 25.0	$ 24.1	$ 22.8	$ 28.9	$ 22.3
Earnings (loss) before interest and income taxes margin	*10.7%*	*5.7%*	*-2.8%*	*4.9%*	*12.2%*	*39.2 %*	*39.4 %*	*38.6%*	*41.6%*	*38.5%*
Stock-based compensation expense	0.7	0.7	0.1	0.7	0.8	1.1	1.0	1.0	0.9	0.9
Intangibles amortization expense	4.2	4.2	4.4	3.2	1.5	—	—	—	—	—
Restructuring charges	0.2	0.2	2.5	1.2	1.3	—	—	—	—	—
Production transfer costs	1.4	0.8	0.8	0.4	—	—	—	—	—	—
Acquisition-related costs	1.2	1.7	3.6	1.6	—	—	—	—	—	—
Other	—	—	0.5	—	—	—	—	—	—	—
Adjusted earnings before interest and income taxes	$ 16.1	$ 11.8	$ 9.8	$ 10.5	$ 9.7	$ 26.1	$ 25.1	$ 23.8	$ 29.8	$ 23.2
Adjusted earnings before interest and income taxes margin	*20.4%*	*15.9%*	*13.2%*	*15.1%*	*19.3%*	*41.0 %*	*41.1 %*	*40.3%*	*42.9%*	*40.1%*
Operating earnings (loss)	$ 8.4	$ 4.2	$ (2.0)	$ 3.4	$ 6.2	$ 25.0	$ 24.1	$ 22.8	$ 28.9	$ 22.3
Other expense, net	—	—	0.1	—	0.1	—	—	—	—	—
Earnings (loss) before interest and income taxes	$ 8.4	$ 4.2	$ (2.1)	$ 3.4	$ 6.1	$ 25.0	$ 24.1	$ 22.8	$ 28.9	$ 22.3
Non-GAAP reconciling adjustments	7.7	7.6	11.9	7.1	3.6	1.1	1.0	1.0	0.9	0.9
Depreciation expense	2.6	2.6	2.7	2.5	1.9	2.0	2.0	2.0	2.0	2.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA")	$ 18.7	$ 14.4	$ 12.5	$ 13.0	$ 11.6	$ 28.1	$ 27.1	$ 25.8	$ 31.8	$ 25.2
Adjusted EBITDA margin	*23.7%*	*19.4%*	*16.8%*	*18.7%*	*23.1%*	*44.1 %*	*44.4 %*	*43.7%*	*45.8%*	*43.5%*

12

1 3 R EC O N C ILIA TIO N O F S EG M EN T EB IT TO C O N S O LID A TED N ET EA R N IN G S Quarter Ended September 30, June 30, March 31, December 31, September 30, (Continuing operations, in millions) 2024 2024 2024 2023 2023 Earnings (loss) before interest and income taxes Precision Devices $ 8.4 $ 4.2 $ (2.1) $ 3.4 $ 6.1 MedTech & Specialty Audio 25.0 24.1 22.8 28.9 22.3 Total segments 33.4 28.3 20.7 32.3 28.4 Corporate expense / other 17.3 15.9 15.3 21.2 16.5 Interest expense, net 3.9 4.6 4.4 3.2 0.6 Earnings before income taxes 12.2 7.8 1.0 7.9 11.3 Provision for (benefit from) income taxes 3.0 3.0 2.0 (18.7) (3.9) Net earnings (loss) $ 9.2 $ 4.8 $ (1.0) $ 26.6 $ 15.2

1 4 Quarter Ended September 30, June 30, March 31, December 31, Trailing 12-months(Continuing operations, in millions) 2024 2024 2024 2023 Net earnings (loss) $ 9.2 $ 4.8 $ (1.0) $ 26.6 $ 39.6 Interest expense, net 3.9 4.6 4.4 3.2 16.1 Provision for (benefit from) income taxes 3.0 3.0 2.0 (18.7) (10.7) Earnings before interest and income taxes 16.1 12.4 5.4 11.1 45.0 Stock-based compensation expense 5.8 5.9 5.1 5.8 22.6 Intangibles amortization expense 4.2 4.2 4.4 3.2 16.0 Restructuring charges 0.2 0.2 2.5 1.3 4.2 Production transfer costs 1.4 0.8 0.8 0.4 3.4 Acquisition-related costs 1.3 2.0 4.2 6.4 13.9 Other 1.0 (0.3) 0.9 0.5 2.1 Non-GAAP reconciling adjustments 13.9 12.8 17.9 17.6 62.2 Depreciation expense 5.0 5.1 5.2 5.0 20.3 Adjusted earnings before interest, income taxes, depreciation, and amortization ("Adjusted EBITDA") $ 35.0 $ 30.3 $ 28.5 $ 33.7 $ 127.5

1 5 R E C O N C IL IA T IO N O F N E T D E B T (in millions) September 30, 2024 Current maturities of long-term debt $ 49.5 Long-term debt 175.5 Total debt 225.0 Less: Cash and cash equivalents (92.6) Net debt $ 132.4 Net debt $ 132.4 Trailing 12 Month Adjusted EBITDA $ 127.5 Net debt leverage ratio 1.0 x

Thank you.